UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2007

VELOCITY EXPRESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28452	87-0355929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Morningside Drive North Bldg. B, Suite 300 Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (203) 349-4160

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)

Mr. James Brown, a founder and Managing Director of TH Lee Putman Ventures L.P., has served as a director of the Company since July 2000. Mr. Brown declined to be nominated as a director at the Company’s annual meeting held on December 6, 2007 and, consequently, is no longer a director of the Company.

At the annual meeting of stockholders, held on December 6, 2007, all nominees for election as directors were elected by the Company’s stockholders. The Company’s board of directors consists of Vincent A. Wasik, Chairman and Chief Executive Officer, Alexander Paluch, Richard A. Kassar, Leslie E. Grodd and John J. Perkins. The directors will serve until the next annual meeting of stockholders and until their successors are elected and duly qualified.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2007, Velocity Express Corporation, a Delaware corporation (the “Company”) announced that a 1-for-15 reverse stock split on its Common Stock, shall become effective as of 9:00 a.m. (EST) on December 7, 2007. On December 6, 2007, the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio between one-for-ten and one-for-fifteen shares, with the precise ratio to be determined by the Company’s board of directors. On December 6, 2007, the Board of Directors authorized the reverse stock split at a ratio of one-for-15 shares and authorized the Company to file a Certificate of Amendment effective on December 7, 2007 at 9:00 a.m. in order to effect the 1-for-15 reverse stock split. The reverse split is intended to assist the Company in satisfying the continued listing requirements of the NASDAQ Stock Market.

The press release dated December 6, 2007, announcing the reverse stock split is attached as Exhibit 99.1 to this report.

Item 8.01	Other Events.

At the annual meeting of stockholders, held on December 6, 2007, the Company’s stockholders ratified the appointment by the audit committee, of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 28, 2008.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

99.1	Press release dated December 6, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone
Name:	Edward W. Stone
Title:	Chief Financial Officer

Date: December 6, 2007

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Exhibit Index

Exhibit Number	Document
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation

99.1	Press release dated December 6, 2007

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